UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act 1934

September 10, 2020

(Date of report/date of earliest event reported)

CONSUMERS BANCORP, INC.

(Exact name of registrant as specified in its charter)

OHIO	033-79130	34-1771400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

614 East Lincoln Way

P.O. Box 256

Minerva, Ohio 44657

(Address of principal executive offices)

(330) 868-7701

(Registrant’s telephone number, including area code)

N/A

(Former name of former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

Consumers Bancorp, Inc. (Company) is filing this amendment to the Current Report on From 8-K that it filed on September 10, 2020 (Original Form 8-K) in furtherance of our statements therein that the Company would file an amendment to the Original Form 8-K upon completion of the audit of the Company’s financial statements for the fiscal year ended June 30, 2020 and to file the letter from Crowe LLP (Crowe) addressed to the Securities and Exchange Commission.

Item 4.01 Change in Registrant’s Certifying Accountant

As previously reported in the Original Form 8-K, the Board of Directors (after the recommendation and approval of the Audit Committee) approved the engagement of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021. Crowe continued to serve as the Company’s independent registered public accounting firm through the completion of the audit of the Company’s financial statements for its fiscal year ended June 30, 2020 (the 2020 Fiscal Year) and the Company’s filing of its Form 10-K for the 2020 Fiscal Year. The Company filed its Form 10-K for the 2020 Fiscal Year on September 23, 2020, which effectively terminated Crowe’s engagement as the Company’s registered public accounting firm.

Crowe’s report on the Company’s consolidated financial statements for the fiscal year ended June 30, 2019 and June 30, 2020 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended June 30, 2019 and June 30, 2020, and the subsequent interim period from July 1, 2020 through September 22, 2020, (i) there were no disagreements between the Company and Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such year, and (ii) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K.

A letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth in the Original Form 8-K related to Crowe is filed as Exhibit 16.1 to this Amendment No. 1 to the Current Report on Form 8-K originally filed on September 10, 2020. The Company has provide Crowe with a copy of this Form 8-K/A and has requested a letter from Crowe addressed to the Securities and Exchange Commission stating whether Crowe agrees with the statements set forth above related to Crowe. The Company will file such letter once it is received.

Item 9.01 Financial Statements and Exhibits

d. Exhibits

Exhibit No.	Description
16.1	Letter from Crowe LLP to the Securities and Exchange Commission dated September 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consumers Bancorp, Inc.

Date: September 28, 2020	/s/ Ralph J. Lober
Ralph J. Lober, II President and Chief
Executive Officer